UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                 (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2013
September 30, 2013

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between The Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: Investments in ETFs, Foreign Securities Risk, Inverse Correlation Risk, Short Sales Risk, Derivative Risk, Leverage Risk, Market Risk, Small-cap and Mid-cap Risk, Fixed Income Risk, Management Style Risk, Manager Risk, Non-diversified Fund Risk, Sector Focus Risk, Portfolio Turnover Risk, and Operating Risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting navfx.com.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 29, 2013.

For More Information on Your Sector Rotation Fund:

See Our Web site @ navfx.com
or
Call Our Shareholder Services Group at 800-773-3863.

Dear Fellow Shareholder:

As of September 30, 2013, the Sector Rotation Fund (the “Fund”) had a one year total return of 8.67%as compared to the S&P 500 Index’s return of 19.34%. (Please refer to the “performance update” page for additional performance information.)  I attribute the Fund’s performance to several factors:

1. Over the last year and a half, I have placed a large emphasis on risk management. Beginning in the fourth-quarter of 2012, I have sought to decrease potential risk in the portfolio.  This was done by selling several highly appreciated holdings and positioning S&P 500 Inverse ETFs as a hedge against a market decline.  To date the “adjustment” has not occurred and that minimized some of the upside. However, as always, I seek to manage not only returns, but also risk.

2. I also have installed a buy stop order on the ProShares UltraPro Short S&P 500 ETF (SPXU). This order will remain active until it is either cancelled or executed.  It is one of my preferred methods to reduce risk, and has a tax benefit by reducing the realized capital gains passed onto the shareholders.

3. The Fund still holds a small position in several assets, such as Treasury Inflation-Protected Securities (TIPS), which have not performed well.  In last year’s letter I looked less than smart by continuing to hold several rising rate ETFs.  However, starting in May 2013, remaining in those positions has provided relatively strong results for the Fund due to changing market conditions.  Interest rates rose dramatically along with the rising rate ETFs.  I look for interest rates to continue an upward pattern well into 2014.  High Yield bonds still make up one the largest asset classes in the Fund.  I favor them because at times they can give an investor equity type returns with a very attractive yield.

4. With 7% unemployment, $3.50 gasoline, $17.0 trillion in national debt, the housing market still near the bottom, interest rates climbing and dysfunction in Washington D.C., I do not find it prudent to over weight into only growth asset classes.

Marco-economic environment:
The second reading on second-quarter gross domestic product (GDP) growth came in at 2.5%, but the U.S. Federal Reserve Board is nevertheless poised to re-assess its quantitative easing efforts. Let’s try to understand why, and what it has meant for the markets.

Some economic data has been positive:

•	First-quarter GDP accelerated slightly over the trailing four-quarter average.

•	The labor market improved, with 165,000 jobs being added to the U.S. economy in April, and the unemployment rate falling to a 52-month low.

•
Home prices, as represented by the S&P Case Schiller Home Price Index, rose 10.8% year over year in March, the most since April 2006, and homebuilder sentiment, as represented by the National Association of Home Builders Index, improved.

•	Core retail sales (which excludes automobiles, gasoline and building materials) rose 0.6% in April, the largest gain in 14 months.

•	Headline and core inflation grew at the slowest pace in 28 and 23 months, respectively, in May (1.1% and 1.7% year over year, respectively).

•	Consumer confidence, as represented by the Conference Board index, rose to 76.2, its highest level since January 2008.On the other hand, some economic data has been negative:

•	Housing starts fell 16.5% in April (the most in 26 months).

•	The Institute for Supply Management Manufacturing Index fell to a 49-month low in May, hitting the 49, which signals a contraction.

•
The U.S. economy lost nearly 8.8 million jobs during the Great Recession, which occurred between January 2008 and February 2010, but has only gained back about 6.2 million jobs. The population has also grown, and some jobseekers have given up looking for work. That means that as of April 2013, just 58.6% of the adult U.S. population had a job; a rate that has barely moved in the past three years since the recession ended. The last time it was that low was 1983.

The Fed indicated that it is considering tapering off its quantitative easing efforts based primarily on a “sustained” and “significant” labor market improvement. As for the negative data, the policymakers think they can increase quantitative easing if a recovery falters. However, in September, the Fed decided to continue its bond buying program. On September 9th, 2013, President Obama announced that Janet Yellen will succeed Ben Bernanke as the Federal Reserve Chair.  I think history will be very kind to Mr. Bernanke.

Bonds
Confronted by fears that the Fed might abandon its quantitative easing efforts, bonds fared poorly in May. For example, the 10-year U.S. Treasury Note declined 3.7% and its yield rose 50 basis points to 2.13%, the most in 25 months. The broad Barclays U.S. Aggregate Index, meanwhile, fell 1.8%, its largest decline since October 2008.

Specific bond sectors also underperformed. TIPS, as represented by the Barclays U.S. TIPS Index, fell 2.9%, its largest decline since October 2008, thanks to falling inflation expectations. Global sovereign bonds, as represented by the Barclays Global G7 ex U.S., fell 4.2%, the largest decline in 30 months, thanks to recession fears abroad. And municipal bonds, as represented by the Barclays Municipal Bond Index, fell 1.22%, posting their weakest month so far in 2013.

Equities
U.S. equities rallied in May despite the threat of the Fed abandoning its quantitative easing efforts (though there were some jitters in early June, when the Dow Jones Industrial Average fell below 15,000, a 1% drop, on Fed-related fears). The S&P 500 Index rose for the seventh straight month, returning 2.3% in May. However, risk seemed to be in vogue, as large-cap stocks (represented by the S&P 500 Index) underperformed small-cap stocks (represented by the Russell 2000 Index) by the widest margin in five months.

International equities, however, lagged due to investor fears about Europe’s recession, Japan’s inability to suppress interest rates, and poor growth in the emerging markets. The MSCI EAFE Index underperformed the S&P 500 Index by the widest margin in the past year when measured in U.S. dollar terms. The major laggards were Latin American and Japan, which declined 6.9% and 5.7%, respectively, in U.S. dollar terms.

Commodities
Worries about global growth and waning demand, as well as a decline in the U.S. dollar, led the Dow Jones-UBS Commodity Index to fall 2.2% in May, its third monthly decline in the past four months. Soft commodities (which are commodities that are grown, rather than mined, such as coffee, cocoa, sugar, corn, wheat, soybean and fruit) led losses with a decline of 6.8%. Energy declined at the fastest pace in the past 12 months (-4.7%) as warmer weather pushed down natural gas prices. And, precious metals fell for the third time in four months (-6.1%) as low inflation, a weak U.S. dollar, and improved consumer sentiment cut into demand. The only good performers were industrial metals, which rose 1.6% on the strength of copper prices, which benefited from Chinese demand.

Outlook
In my opinion, the positive employment report, which the Fed is relying on in its decision to consider abandoning its quantitative easing efforts, is little more than statistical noise. What worries me more is a statistic we didn’t hear much about in May: disposable income.

An important personal income measure, disposable income effectively is take-home pay, net of taxes. When real disposable income (which is disposable income after adjustment for inflation) contracts, it’s likely that consumer financial stress is increasing, and weaker economic activity is coming.

In the first quarter of 2013, real disposable income contracted at an annualized pace of 8.44%. That’s better than the fourth quarter of 2012, when it contracted 8.90%, but special factors were involved in the prior reading, including companies paying their dividends early (as a result of pending year-end tax changes), Additionally, in the first quarter of 2013, employees began  paying full payroll taxes, lowering their first-quarter take-home.

Regardless, however, 8.44% less money in your pocket is significant and it’s probably even worse than it appears. That’s because the figure for personal income is likely overstated through a variety of somewhat misleading factors, including counting “interest income” received as a result of having free checking accounts.

We can try our best to interpret the economic data, but because of calculation issues like these, it’s often tough. If you look at the big picture, though, I’m not sure the data shows any improvement.

When the Fed met on September 17, however, it did the unexpected. The policymakers were widely expected to announce that they would begin tapering asset purchases (but do so slowly, given the volatile market reaction to Bernanke’s simply mentioning it back in May). On September 18, however, the Fed announced that there would be no tapering at all as it awaited “more evidence that progress will be sustained before adjusting the pace of its purchases.”

The policymakers also kept their target for the federal funds rate the same, stating that they anticipate “that this exceptionally low range for the federal funds rate will be appropriate at least as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Some might call the Fed’s decision dovish, but I call it scared. Bernanke had a free pass to begin tapering, yet had so little confidence in that economic outlook that he declined to do so.

So what happens now? Well, the belief that the Fed would begin scaling back bond purchases had pushed U.S. debt yields higher since summer. That, in turn, led to an outflow of capital from the emerging markets, with countries such as India and Indonesia especially hurt. We don’t expect that to change in light of the Fed’s decision on September 18, however, given that tapering is still on the table for sometime in 2013 and 2014.

That said, when tapering will begin is unclear, because we haven’t seen any meaningful indications of rebounding U.S. economic activity that might warrant a retrenchment in the Fed’s creation of systemic liquidity.

Particularly troubling were the September University of Michigan consumer-sentiment survey and the Commerce Department’s August retail sales report. The University of Michigan survey shows a renewed downturn, with the mood of consumers at levels commonly seen in post-World War II recessions, not in expanding recoveries. The retail sales report showed a 0.2% gain in August, which was worse than expected. Retail sales gained 0.4% in July, and economists polled by Reuters had expected them to rise 0.4% in August as well. The fact is sustainable growth in retail sales simply isn’t possible without equivalent growth in consumer income and liquidity. But, inflation-adjusted median household income is not growing. Thus, there is no economic recovery in place or likely to occur.

Housing, however, may be the biggest problem. Since Bernanke first mentioned that tapering could begin this year, mortgage rates have risen dramatically from 3.4% for a fixed-rate 30-year mortgage in early May to 4.6% for the same mortgage in early September. As a result, applications for mortgages have fallen to a five-year low. Along with the rise in mortgage rates, the housing-market recovery has lost some steam. For example, the Commerce Department reported that housing starts rose less than expected in August, increasing 0.9% percent to a seasonally adjusted annual rate of 891,000 units. And, homebuilding and pending home sales both fell in July. The housing market got us into this mess, and has never recovered—and now it’s experiencing another setback.

Stocks jumped on the Fed’s decision. The Dow Jones Industrial Average swung from minus 44 points to plus 93 points within minutes and the S&P 500 Index promptly hit an intraday record. Gold performed particularly well, surging 4.5% to a peak of $1,367.80 an ounce (marking its biggest intraday gain in percentage terms since March 18, 2009, when the Fed’s first round of quantitative easing was being implemented). The rally likely occurred because the markets had priced in the Fed tapering and were trending lower as a result. As to what the markets will do next, it’s hard to say. As we’ve written in past columns, we don’t think the economy is in good shape and we think the probability of a 2014 recession is extremely high. If we’re right, at some point the markets will have to catch up and that could be ugly.

Heading into 2014 my goal is to navigate towards calmer waters while maintaining positions in asset classes that show signs of growth.  I will continue to weight the portfolio in sectors that I feel will benefit from the current macro-economic environment.

Mark A. Grimaldi
Fund Manager

Sector Rotation Fund

Performance Update (Unaudited)

For the period from December 31, 2009 (Commencement of Operations) to September 30, 2013

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at December 31, 2009 (Commencement of Operations). All dividends and distributions are reinvested.  This graph depicts the performance of the Sector Rotation Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
September 30, 2013	Year	Inception	Date	Ratio*
Sector Rotation Fund	8.67%	7.33%	12/31/09	2.66%
S&P 500 Total Return Index	19.34%	13.96%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated January 28, 2013.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Sector Rotation Fund

Schedule of Investments

As of September 30, 2013
	Shares	Value (note 1)

EXCHANGE-TRADED FUNDS - 95.77%

Asset Allocation - 1.59%
iShares Moderate Allocation ETF	10,000	$333,400
		333,400
Biotechnology - 0.84%
* Powershares Dynamic Biotechnology & Genome Portfolio	5,000	175,350
		175,350
Commodities - 1.84%
* SPDR Gold Shares	3,000	384,540
		384,540
Consumer Services - 6.86%
PowerShares Dynamic Retail Portfolio	15,000	502,050
Vanguard Consumer Staples ETF	9,000	932,940
		1,434,990
Dividend - 1.66%
Vanguard Dividend Appreciation ETF	5,000	348,050
		348,050
Fixed Income - 23.18%
iShares iBoxx $ High Yield Corporate Bond ETF	20,000	1,831,600
* ProShares Short 7-10 Treasury	5,000	165,850
* ProShares UltraShort 20+ Year Treasury	4,000	301,080
SPDR Barclays High Yield Bond ETF	57,000	2,271,165
SPDR Barclays TIPS ETF	5,000	278,950
		4,848,645
Health Care - 13.08%
Health Care Select Sector SPDR Fund	45,000	2,276,550
Powershares Dynamic Pharmaceuticals Portfolio	10,000	460,300
		2,736,850
International - 1.50%
iShares MSCI Switzerland Capped ETF	10,000	312,800
		312,800
Large Cap - 44.13%
SPDR S&P 500 ETF Trust	10,000	1,680,100
SPDR S&P Dividend ETF	65,000	4,481,100
Vanguard Value ETF	44,000	3,070,760
		9,231,960
Mid-Cap - 1.09%
PowerShares Fundamental Pure Mid Value Portfolio	10,000	226,800
		226,800

Total Exchange-Traded Funds (Cost $16,949,901)		20,033,385

		(Continued)

Sector Rotation Fund

Schedule of Investments (Continued)

As of September 30, 2013
		Shares	Value (note 1)

SHORT-TERM INVESTMENT - 5.28%
§	Fidelity Institutional Money Market Funds - Treasury Portfolio, 0.01%	1,103,629	$1,103,629

Total Short-Term Investment (Cost $1,103,629)			1,103,629

TOTAL VALUE OF INVESTMENTS (Cost $18,053,530) - 101.05%			$21,137,014

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.05)%			(218,896)

NET ASSETS - 100.00%			$20,918,118

* Non-income producing investment
§ Represents 7 day effective yield

Summary of Investments
	% of Net
	Assets	Value
Exchange Traded Funds:
Asset Allocation	1.59%	$333,400
Biotechnology	0.84%	175,350
Commodities	1.84%	384,540
Consumer Services	6.86%	1,434,990
Dividend	1.66%	348,050
Fixed Income	23.18%	4,848,645
Health Care	13.08%	2,736,850
International	1.50%	312,800
Large Cap	44.13%	9,231,960
Mid-Cap	1.09%	226,800
Short-Term Investment	5.28%	1,103,629
Total	101.05%	$21,137,014

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities

As of September 30, 2013

Assets:
Investments, at value (cost $18,053,530)	$21,137,014
Receivables:
Fund shares sold	23,325
Dividends and interest	8,383

Total assets	21,168,722

Liabilities:
Payables:
Investments purchased	170,381
Fund shares repurchased	51,622
Accrued expenses
Advisory fees	17,334
Administration fees	11,267

Total liabilities	250,604

Net Assets	$20,918,118

Net Assets Consist of:
Paid in Capital	$17,589,954
Undistributed net realized gain on investments	244,680
Net unrealized appreciation on investments	3,083,484

Total Net Assets	$20,918,118
Shares Outstanding, no par value (unlimited authorized shares)	1,802,103
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$11.61

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations

For the fiscal year ended September 30, 2013

Investment Income:
Dividends	$557,821

Total Investment Income	557,821

Expenses:
Advisory fees (note 2)	218,329
Administration fees (note 2)	141,916

Total Expenses	360,245

Net Investment Income	197,576

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	1,240,152

Net change in unrealized appreciation on investments	357,273

Net Realized and Unrealized Gain on Investments	1,597,425

Net Increase in Net Assets Resulting from Operations	$1,795,001

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

For the fiscal year ended September 30,	2013	2012

Operations:
Net investment income	$197,576	$81,667
Net realized gain from investment transactions	1,240,152	889,456
Net change in unrealized appreciation on investments	357,273	2,437,207

Net Increase in Net Assets Resulting from Operations	1,795,001	3,408,330

Distributions to Shareholders (Note 4):
Net investment income	(147,685)	(712,133)
Net realized gain from investment transactions	(1,199,001)	(507,707)

Decrease in Net Assets Resulting from Distributions	(1,346,686)	(1,219,840)

Capital Share Transactions:
Shares sold	4,279,530	4,749,434
Reinvested dividends and distributions	1,306,606	1,191,013
Shares repurchased	(8,502,820)	(6,932,576)

Decrease from Capital Share Transactions	(2,916,684)	(992,129)

Net Increase (Decrease) in Net Assets	(2,468,369)	1,196,361

Net Assets:
Beginning of year	23,386,487	22,190,126
End of year	$20,918,118	$23,386,487

Accumulated Net Investment Loss	$-	$(511,664)

Share Information:
Shares Sold	375,415	431,198
Reinvested Distributions	120,302	113,670
Shares repurchased	(748,804)	(627,828)
Net Decrease in Capital Shares	(253,087)	(82,960)

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during the
fiscal year or period ended September 30,	2013	2012	2011	2010(a)

Net Asset Value, Beginning of Period	$11.38	$10.38	$10.02	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	0.10	0.01	0.06	(0.01)
Net realized and unrealized gain on investments	0.83	1.55	0.30	0.03

Total from Investment Operations	0.93	1.56	0.36	0.02

Less Distributions to Shareholders:
Net investment income	(0.07)	(0.32)	-	-
Net realized gain from investment transactions	(0.63)	(0.24)	-	-

Total Distributions	(0.70)	(0.56)	-	-

Net Asset Value, End of Period	$11.61	$11.38	$10.38	$10.02

Total Return (d)	8.67%	15.48%	3.59%	0.20%	(c)

Net Assets, End of Period (in thousands)	$20,918	$23,386	$22,190	$18,203

Ratios of:
Gross Expenses to Average Net Assets (e)	1.65%	2.00%	2.03%	2.58%	(b)
Net Expenses to Average Net Assets (e)	1.65%	2.00%	1.65%	1.65%	(b)
Net Investment Income (Loss) to Average Net Assets (f)	0.91%	0.34%	0.52%	(0.11)%	(b)

Portfolio turnover rate	146.64%	175.18%	227.34%	457.43%	(c)

(a)	For the period from December 31, 2009 (Commencement of Operations) to September 30, 2010.
(b) Annualized
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust (“WFT”).  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”).  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2013 for the Fund’s assets measured at fair value:

Sector Rotation Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds*	$20,033,385	$20,033,385	$-	$-
Short-Term Investment	1,103,629	1,103,629	-	-
Total Assets	$21,137,014	$21,137,014	$-	$-

(a)	The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended September 30, 2013. The Fund did not hold any Level 3 securities during the year.
*Refer to Schedule of Investments for breakdown by Industry.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund by Navigator Money Management, Inc. (the “Advisor”), the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.00% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $218,329 in advisory fees for the fiscal year ended September 30, 2013.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

Subsequent to June 27, 2011, the Advisor had contractually agreed to waive or limit its fees and to assume other operating expenses so that the ratio of total annual operating expenses was limited to 1.65% of the average net assets of the Fund.  The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP or other extraordinary expenses not incurred in the ordinary course of business.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of September 30, 2013 was $86,434 and expires as follows:

Expiration Date	Amount
September 30, 2014	$ 86,434

The recovery of any amounts is limited to situations where the repayment would not cause the Fund’s expense ratio of total annual operating expenses to exceed 1.65%.

Administrator
Fund Accounting and Administration Agreement:  The Administrator provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.65% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.

Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed make the following payments to the Administrator: (i) when the Fund’s net assets are below $29 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.

The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund’s administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower net asset

(Continued)

Sector Rotation Fund

Notes to Financial Statements

levels, the administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund’s expenses would likely increase.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$30,534,832	$35,132,157

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2013.

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Management reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2010, 2011, and 2012, and as of and during the fiscal year ended September 30, 2013, determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

Reclassifications relate primarily to differing book/tax treatment of ordinary net realized gains.  For the fiscal year ended September 30, 2013, the following reclassifications were made:

Paid-in Capital	$398,678
Undistributed Net Realized Gain on Investments	(860,451)
Undistributed Net Investment Income	461,773

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$584,864	$712,133
Long-term capital gain	761,822	507,707

At September 30, 2013, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$18,124,165

Unrealized Appreciation	$3,053,616
Unrealized Depreciation	(40,767)
Net Unrealized Appreciation	3,012,849

Undistributed Ordinary Income	-
Undistributed Long-Term Gains	315,315

Distributable Earnings	$3,328,164

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and grantor trust adjustments.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

6.	New Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.”  ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11.  ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

Management is currently evaluating the impact ASU No. 2011-11 and ASU No. 2013-01 will have on the Fund’s financial statements and disclosures.

7.	Change in Independent Registered Accounting Firm

On November 15, 2012, BBD, LLP was selected as the Trust’s independent registered public accounting firm for the 2013 fiscal year. The selection of BBD, LLP was recommended by the Trust’s Audit Committee, comprised of all non-interested Trustees, and was approved by the Board of Trustees. The report of the predecessor independent registered public accounting firm on the financial statements of the Fund for the fiscal year ended September 30, 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. In addition, there were no disagreements between the Trust and the predecessor auditor on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of the predecessor auditor would have caused them to make reference to the disagreement in their report on the financial statements for such period.

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Sector Rotation Fund and
The Board of Trustees of the Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of Sector Rotation Fund (the "Fund"), a series of shares of beneficial interest of the Starboard Investment Trust, including the schedule of investments, as of September 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2012 and the financial highlights for each year or period presented in the period December 31, 2009 to September 30, 2012 have been audited by two other auditors, whose reports dated November 28, 2012 and November 29, 2010, expressed unqualified opinions on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sector Rotation Fund as of September 30, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 26, 2013

Sector Rotation Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2013.

During the fiscal year, $758,294 in long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Sector Rotation Fund	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,003.46	$8.29
	$1,000.00	$1,016.80	$8.34
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.65%,    multiplied by 183/365 (to reflect the one-half year period).

5.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended September 30, 2013 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 81	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	23
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of Giordano Investment Trust for its one series during 2011 and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 60	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	23	None.

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 77	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	23
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hanna Investment Trust for its one series, Hillman Capital Management Investment Trust for its one series, and World Funds Trust for its one series (all registered investment companies); previously, Independent Trustee of NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its one series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 60	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	23
Independent Trustee of the following Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 53	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	23	None.
Other Officers
Mark A. Grimaldi Age: 51 1207 Route 9 Suite 10 Wappingers Falls, NY 12590	President and Treasurer (Sector Rotation Fund)	Since 4/11
President and Chief Compliance Officer of Navigator Money Management, Inc. (advisor to the Sector Rotation Fund) since 1996; Vice President of The Prestige Organization, Inc. since 1996; and Co-Fund Manager of ETF Market Opportunity Fund (formerly Navigator Fund) from 2008-2009.
				n/a	n/a

(Continued)

Sector Rotation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
T. Lee Hale, Jr. Age: 35	Chief Compliance Officer; Assistant Treasurer; Treasurer (Matisse Discounted Closed-End Fund Strategy	Since 7/09, 4/10, and 5/12	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 36	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Navigator Money Management, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	1207 Route 9, Suite 10 Wappingers Falls, NY 12590

Telephone:	Telephone:

800-773-3863	866-688-0028

World Wide Web @:	World Wide Web @:

ncfunds.com	navfx.com

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, September 30, 2013, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2012 and September 30, 2013 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BrookWeiner, LLC (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2012	2013
The Sector Rotation Fund	$12,000	$11,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2012 and September 30, 2013 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal years ended September 30, 2012 and September 30, 2013 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2012	2013
The Sector Rotation Fund	$1,500	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)	(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2012 and September 30, 2013 were $3,500.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: December 3, 2013	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: December 3, 2013	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund